EXHIBIT 33.4

Report on Assessment of Compliance with Regulation AB Servicing Criteria

1.	Grandbridge Real Estate Capital, LLC (“Grandbridge”) is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of December 31, 2012 and for the period from January 1, 2012 through December 31, 2012 (the “Reporting Period”), as set forth in Appendix A hereto. This report includes the asset-backed securities transactions specified in Appendix B (the “Platform”);

2.	Grandbridge has engaged a vendor, which is not a servicer as defined in Item 1101(j) of Regulation AB (the “Vendor”), to perform specific, limited or scripted activities, and Grandbridge elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor’s activities as set forth in Appendix A hereto;

3.	Except as set forth in paragraph 4 below, Grandbridge used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4.	The criteria listed in the column titled “Inapplicable Servicing Criteria” on Appendix A hereto are inapplicable to Grandbridge based on the activities it performs with respect to the Platform;

5.	Grandbridge has complied, in all material respects, with the applicable servicing criteria as of December 31, 2012 and for the Reporting Period with respect to the Platform;

6.	Grandbridge has not identified and is not aware of any material instance of noncompliance by the Vendor with the applicable servicing criteria as of December 31, 2012 and for the Reporting Period with respect to the Platform taken as a whole;

7.	Grandbridge has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the applicable servicing criteria as of December 31, 2012 and for the Reporting Period with respect to the Platform taken as a whole; and

8.	PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on Grandbridge’s assessment of compliance with the applicable servicing criteria as of December 31, 2012 and for the Reporting Period.

Grandbridge Real Estate Capital LLC

February 14, 2013

/s/ Joseph A. Shaffer
Joseph A. Shaffer
Senior Vice President, Chief Administrative Officer

APPENDIX A

SERVICING CRITERIA		APPLICABLE SERVICING	INAPPLICABLE SERVICING
Reference	Criteria	CRITERIA	CRITERIA
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.		X

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule l3k-l(b)( I ) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

SERVICING CRITERIA		APPLICABLE SERVICING	INAPPLICABLE SERVICING
Reference	Criteria	CRITERIA	CRITERIA
Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.		X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.		X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.		X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

1122(d)(4)(w)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.		X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

SERVICING CRITERIA		APPLICABLE SERVICING	INAPPLICABLE SERVICING
Reference	Criteria	CRITERIA	CRITERIA
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X1

11220)(4)(x11)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xitt)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(aX1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

X1

Grandbridge has engaged one vendor, National Tax Search, LLC, which performed specific and limited tax disbursement activities addressed by criterion 1122(d)(4)(xi) during the period from January 1, 2012 through December 31, 2012.

Appendix B

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, as Trustee on behalf of GE Commercial Mortgage Corporation Commercial Mortgage Pass Through Certificates, Series 2006-C1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for the certificate holders and for the benefit of Wells Fargo Bank National Association as trustee, in trust for the holders of Deutsche Mortgage & Asset Receiving Corporation, CD 2006-CD2 Commercial Mortgage Pass Through Certificates

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Certificate Series 2006-CIBC14

Wells Fargo Bank National Association, as Master Servicer, on behalf of U.S. Bank National Association, as trustee for the Holders of the Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificate, Series 2006-HQ8

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C24

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Corporation, Certificate Series 2006-LDP6

Wells Fargo Bank National Association, as Master Servicer, on behalf of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006- C1

Midland Loan Services, as Master Servicer for U.S. Bank National Association, as trustee on behalf of and in trust for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006- C1

Midland Loan Services, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee, in trust for the holders of Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Midland Loan Services, as Master Servicer, on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee, with respect to the Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Wells Fargo Bank National Association, as General Master Servicer, for Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificate, Series 2006-IQ11

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-2

Wells Fargo Bank National Association, as General Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15, Commercial Mortgage Pass Through Certificate, Series 2006-CIBC15

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Certificate Series 2006-LDP7

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-3

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2006-C27

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Bank of American National Association, successor by merger to LaSalle Bank National Association, as trustee for on behalf of the certificate holders of Merrill Lynch Mortgage Trust 2006-C2, Commercial Mortgage Pass-Through Certificates, Series
2006-C2

Wells Fargo Bank National Association, as Master Servicer for HSBC Bank USA National Association, as Trustee for the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ9

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-4

Wells Fargo Bank National Association, as Master Servicer, on behalf of Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities 2006-LDP8, Commercial Mortgage Pass-Through Series 2006-LDP8

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee for the holders of Commercial Mortgage Pass Through Certificates, Series 2006-CD3

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Midland Loan Services, as Master Servicer, on behalf of ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3

Midland Loan Services, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2006-C28

Midland Loans Services, as Master Servicer on behalf of Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mortgage Pass-Through Certificates, Series 2006-C5

Wells Fargo Bank National Association, as Master Servicer on behalf of Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities 2006-CIBC17, Commercial Mortgage Pass Through Certificates, Series 2006-CIBC17

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the holders of COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Midland Loan Services, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates Series 2006-LDP9

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates Series 2006-IQ12

KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, on behalf of Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificate, Series 2006-C5

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-1

Bank of America, National Association, as Master Servicer on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-2

Bank of America, National Association, as Master Servicer on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-3

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Citigroup Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, CD 2007-CD4

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of The Bank of New York Trust Company National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Berkadia Commercial Mortgage LLC, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC19

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C5

Berkadia Commercial Mortgage LLC, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank National Association, Trustee, ATIMA for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CD5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer for Merrill Lynch Mortgage Investors Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer for Wells Fargo Bank National Association, at Trustee, with respect to the Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of US Bank National Association, as Trustee with respect to Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8

Midland Loan Services Inc., as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Citigroup Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, CD 2007-CD4

Midland Loan Services Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, at Trustee with respect to ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7

Midland Loan Services Inc., as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee with respect to Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Midland Loan Services Inc., as Master Servicer for Wells Fargo Bank National Association, Trustee in Trust for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20

Midland Loan Services, Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

NCB, as Master Servicer, in trust for the registered holders of the Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

NCB, FSA as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as trustee on behalf of Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Trust 2007-GG9, Commercial Mortgage Pass-Through Certificates, Series 2007-GG9

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of CSMC Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee with respect to ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee with respect to Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for the benefit of Greenwich Capital Commercial Funding Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-GG11

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, Trustee, ATIMA for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CD5

Wells Fargo Bank National Association, as Master Servicer for the benefit of the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP12

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

Bank of America, National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee in Trust for the Registered Holders of Banc of America Commercial Mortgage Corporation, Commercial Pass-Through Certificates, Series 2007-5

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A, as trustee for the benefit of Countrywide Commercial Mortgage Trust 2007-MF1, Commercial Mortgage Pass-Through Certificates, Series CRF 2007-MF1

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank N.A, as trustee for the Holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association., as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A., as trustee for the Registered Holders of Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust 2007-C6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A., as trustee for the benefit of Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Pass-Through Certificates, Series 2007-C7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as trustee for the benefit of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10

Bank of America National Association, as Master Servicer for Wells Fargo Bank National Association, as trustee in trust for the Registered Holders of Banc of America Corporation Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-4

Bank of America, N.A., as Master Servicer for Wells Fargo Bank National Association., as trustee for the holders of Commercial Mortgage Pass-Through Certificates, Series 2008-LS1

Bank of America, N.A., as Master Servicer for Wells Fargo Bank National Association, as trustee for the Registered Holders of Banc of America Commercial Mortgage Pass-Through Certificates, Series 2008-1

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank National Association, as trustee for the certificate holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates 2008-C7

Midland Loan Services Inc. as Master Servicer for Wells Fargo Bank National Association, trustee in trust for Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C3

Midland Loan Services Inc., as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee with respect to the J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2, Commercial Mortgage Pass-Through Certificates, Series 2008-C2

Midland Loan Services Inc., as Master Servicer for Wells Fargo Bank National Association, as trustee for the registered holders of J.P. Morgan Chase Commercial Securities Trust, Series 2010-C2

Bank of America National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc, Commercial Mortgage Pass-Through Certificates, Series 2011-C2

Wells Fargo Bank National Association, as Master Servicer on behalf of Deutsche Bank, as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5

Bank of America National Association, as Master Servicer for the benefit of Citibank National Association, as Trustee in trust for the Holders of CFCRE Commercial Mortgage Trust 2011-C2, Commercial Mortgage Pass-Through Certificates, Series 2011-C2

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of Wells Fargo Bank NA, as Trustee for GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6

Midland Loan Services, as Master Servicer for Deutsche Bank, as Trustee for the Registered Holders of UBS-Barclays Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2012-C3

Wells Fargo Bank NA, as Master Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee for the Registered Holders of Wells Fargo Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6

Wells Fargo Bank NA, as Master Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee for the Registered Holders of USB Commercial Mortgage Trust 2012-C1, Commercial Mortgage Pass-Through Certificates, Series 2012-C1

Wells Fargo Bank NA, as Master Servicer on behalf of US Bank National Association, as Trustee for the Registered Holders of COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates, Series 2012-CCRE2

Wells Fargo Bank NA, as Master Servicer on behalf of US Bank National Association, as Trustee for the Registered Holders of Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-GC8

Wells Fargo Bank NA, as Master Servicer on behalf of US Bank National Association, as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9

Wells Fargo Bank NA, as Master Servicer on behalf of US Bank National Association, as Trustee for the Registered Holders of COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates, Series 2012-CCRE4